UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2020

GENEREX BIOTECHNOLOGY CORPORATION

(Exact of registrant as specified in its charter)

DELAWARE	000-29169	98-0178636
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

10102 USA Today Way, Miramar, Florida 33025 (Address of principal executive offices) (Zip Code)

(416) 364-2551

(Registrant’s telephone number, including area code) (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

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Item 8.01 Other Events.

On June 3, 2020, Generex Biotechnology Corporation (“Generex”) submitted its application for funding to the Coalition for Epidemic Preparedness Innovations (“CEPI”) under CEPI’s “calls for proposals” for projects to develop vaccine candidates and support clinical trials involving vaccine candidates. Generex’s application plan provides CEPI with a comprehensive approach that includes all of the necessary Programmatic, Regulatory, Development, Clinical, and CMC activities required for the successful licensure of Generex’s novel, complete Ii-Key SARS-COV-2 Vaccine. In addition, Generex included the necessary work for large scale surveillance studies and commercial scale manufacturing to ensure readiness to respond to the public health needs. Assuming funding authorization by 15 June 2020, our plan will allow our vaccine to enter the clinic in August/September and have pivotal efficacy trials starting in the late Fall of 2020; Generex submitted a total budget of over $2,000,000,000.

CEPI is an innovative partnership between public, private, philanthropic, and civil organizations, launched at Davos in 2017, to develop vaccines to stop future epidemics. CEPI has moved with great urgency and in coordination with WHO in response to the emergence of COVID-19. CEPI has initiated 9 partnerships to develop vaccines against the novel coronavirus. The programs will leverage rapid response platforms already supported by CEPI as well as new partnerships. The aim is to advance COVID-19 vaccine candidates into clinical testing as quickly as possible.

Forward-Looking Statements

Statements in this report may contain certain forward-looking statements. All statements included concerning activities, events or developments that the Generex expects, believes or anticipates will or may occur in the future are forward-looking statements. Actual results could differ materially from the results discussed in the forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements. Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement. No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements. Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials. Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency. Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act. Additional information on these and other risks, uncertainties and factors is included in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8- K and other documents filed with the SEC.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 2020

GENEREX BIOTECHNOLOGY CORPORATION

/s/ Joseph Moscato
By: Joseph Moscato, CEO, President

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